GOLDMAN SACHS TRUST
Goldman Sachs Global Tax‑Aware Equity Portfolios
Class A, Institutional, Class P and Class R6 Shares of the
Goldman Sachs Enhanced Dividend Global Equity Portfolio
Goldman Sachs Tax‑Advantaged Global Equity Portfolio
(the “Funds”)
Supplement dated January 14, 2022 to the
Prospectuses, Summary Prospectuses, and Statement of Additional Information (“SAI”)
each dated December 29, 2021
Effective January 18, 2022 ("Effective Date"), changes have been made to each Fund’s principal investment strategy. These changes reflect that, as of the Effective Date, each Fund will no longer invest in the Goldman Sachs Tactical Tilt Overlay Fund and will instead implement its investments in Tactical Views (as defined below) directly. The Funds’ current investment objectives will remain the same. In addition, Sergey Kraytman and David Hale, CFA will serve as portfolio managers for the Funds. Monali Vora, CFA, Aron Kershner and John Sienkiewicz will continue to serve as portfolio managers for the Funds.
Accordingly, as of the Effective Date, the Funds’ Prospectuses, Summary Prospectuses and SAI are revised as follows:
The following replaces in its entirety the fifth and sixth paragraphs under the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Strategy” section and the fourth and fifth paragraphs under the “Goldman Sachs Tax‑Advantaged Global Equity Portfolio—Summary—Principal Strategy” section of the Prospectuses and “Principal Strategy” section of the respective Fund’s Summary Prospectuses:
Also under normal circumstances, the Fund invests up to 10% of its total assets to implement investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Views”) generated by the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”). This allocation serves three purposes. First, it enables the Investment Adviser to implement the Tactical Views generated by the Investment Strategy Group. Second, the Tactical View investments may provide some ordinary income and short-term gains against which Fund expenses can be netted. Finally, it may increase the net distributions of qualifying dividends. The Investment Adviser determines in its sole discretion how to implement Tactical Views in the Fund.
Tactical Views are generally implemented by investing in any one or in any combination of the following securities and instruments: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) pooled investment vehicles including, but not limited to, unaffiliated investment companies, ETFs, exchange-traded notes (“ETNs”) and the Underlying Funds; (iii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, commercial paper, certificates of deposit, debt participations and non‑investment grade securities (commonly known as “junk bonds”); and (iv) derivatives.

The Investment Adviser will occasionally develop views regarding short-term expected returns, and may seek to temporarily change the allocations in the Fund in an attempt to improve short-term return. The Investment Adviser primarily implements such views through its Tactical View investments, but may also implement these views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs. The Fund may discontinue any such tactical allocation in the future at the discretion of the Investment Adviser and without shareholder approval or notice.
The following risks are added to the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Risks of the Fund” section and the “Goldman Sachs Tax‑Advantaged Global Equity Portfolio—Summary—Principal Risks of the Fund” section of the Prospectuses and the “Principal Risks of the Fund” section of the Summary Prospectuses:
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
The following risks are removed from the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” section and the “Goldman Sachs Tax‑Advantaged Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” section of the Prospectuses and the “Principal Risks of the Underlying Funds” section of the Summary Prospectuses: “Commodity Sector Risk,” “Counterparty Risk,” “Expenses Risk,” “Investments of an Underlying Fund’s Underlying Funds,” “Leverage Risk,” “Short Position Risk,” “Subsidiary Risk,” “Subsidiary Tax Risk,” “Swaps Risk,” “Underlying Fund’s Investments in Affiliated Underlying Funds” and “Underlying Fund’s Investments in Underlying Funds.”
The following replaces “Investments in ETFs” under the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” section and the “Goldman Sachs Tax‑Advantaged Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” section of the Prospectuses and the “Principal Risks of the Underlying Funds” section of the Summary Prospectuses:
Investments in ETFs. The Clean Energy Income Fund may invest directly in affiliated and/or unaffiliated ETFs. The ETFs in which the Clean Energy Income Fund invests may invest directly in the same securities as those of the Underlying Fund’s investments. In addition, the Underlying Fund’s investments in these affiliated and/or unaffiliated ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.
The following replaces in its entirety the second paragraph in the “Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:
Portfolio Managers: Monali Vora, CFA, Managing Director, has managed the Fund since 2009; Aron Kershner, Managing Director, has managed the Fund since 2014; John Sienkiewicz, Managing Director, has managed the Fund since 2019; Sergey Kraytman, Managing Director, has managed the Fund since 2022; and David Hale, CFA, Vice President, has managed the Fund since 2022.
The following replaces in its entirety the fourth and fifth paragraphs under the “Investment Management Approach—Principal Investment Strategies—Enhanced Dividend Global Equity Portfolio” section and the third and fourth paragraphs under “Investment Management Approach—Principal Investment Strategies—Tax‑Advantaged Equity Portfolio” of the Prospectuses:
Also under normal circumstances, the Fund invests up to 10% of its total assets to implement Tactical Views generated by the Investment Strategy Group. This allocation serves three purposes. First, it enables the Investment Adviser to implement the Tactical Views generated by the Investment Strategy Group. Second, the Tactical View investments may provide some ordinary income and short-term gains against which Fund expenses can be netted. Finally, it may increase the net distributions of qualifying dividends. The Investment Adviser determines in its sole discretion how to implement Tactical Views in the Fund.
Tactical Views are generally implemented by investing in any one or in any combination of the following securities and instruments: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) pooled investment vehicles including, but not limited to, unaffiliated investment companies, ETFs, ETNs and the Underlying Funds; (iii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, commercial paper, certificates of deposit, debt participations and non‑investment grade securities (commonly known as “junk bonds”); and (iv) derivatives.
The Investment Adviser may occasionally develop views regarding short-term expected returns, and may seek to temporarily change the allocations in the Fund in an attempt to improve short-term return. The Investment Adviser primarily implements such views through its Tactical View investments but may also implement these views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs. The Fund may discontinue any such tactical allocation in the future at the discretion of the Investment Adviser and without shareholder approval or notice.

The following risks are added to the “Risks of the Funds” section of the Prospectuses:
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
The following risks are removed from the “Risks of the Underlying Funds—Risks That Are Particularly Important For Specific Underlying Funds” section of the Prospectuses: “Counterparty Risk,” “Expenses Risk,” “Investments of an Underlying Fund’s Underlying Funds,” “Short Position Risk,” “Subsidiary Risk,” “Subsidiary Tax Risk,” “Underlying Fund’s Investments in Affiliated Underlying Funds” and “Underlying Fund’s Investments in Underlying Funds.”
The following replaces “Commodity Sector Risk” under the “Risks of the Underlying Funds—Risks That Are Particularly Important For Specific Underlying Funds” section of the Prospectuses:
Commodity Sector Risk—Exposure to the commodities markets may subject the Clean Energy Income Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries

(“OPEC”) and relationships among OPEC members and between OPEC and oil‑importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Clean Energy Income Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
The following replaces “Investments in ETFs Risk” under the “Risks of the Underlying Funds—Risks That Are Particularly Important For Specific Underlying Funds” section of the Prospectuses:
Investments in ETFs Risk—The Clean Energy Income Fund may invest directly in affiliated and/or unaffiliated ETFs. The ETFs in which the Clean Energy Income Fund may invest are subject to the same risks and may invest directly in the same securities as those of the Underlying Fund’s investments. In addition, the Underlying Fund’s investments in these affiliated and/or unaffiliated ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.
The rows for “Tactical Tilt Overlay” are removed from the tables under the “Description of the Underlying Funds” and “Service Providers—Management Fees and Other Expenses” sections of the Prospectuses.
The following replaces the second paragraph under the “Service Providers—Management Fees and Other Expenses” section of the Prospectuses in its entirety:
The Investment Adviser may waive a portion of its management fees, including fees earned as the Investment Adviser to certain affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The following replaces the “Service Providers—Portfolio Management” section of the Prospectuses in its entirety:
The individuals jointly and primarily responsible for the day‑to‑day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, development and maintenance of quantitative models and processes in combination with a qualitative overlay, asset allocation, risk budgeting and general oversight of research, implementation processes and the management of the Fund’s portfolios.
Quantitative Investment Strategies (“QIS”) Team

Name and Title	Years Primarily Responsible	Five Year Employment History
Monali Vora, CFA Managing Director	Since 2009	Ms. Vora is head of the Tax Advantaged Core Strategies team in the QIS group. She joined the Investment Adviser in 2000.
Aron Kershner Managing Director	Since 2014	Mr. Kershner is a member of the Customized Beta Strategies team. He joined the Investment Adviser in 2005.
John Sienkiewicz Managing Director	Since 2019	Mr. Sienkiewicz joined the Investment Adviser in 2009.

Multi-Asset Solutions Team (“MAS”) Team

Name and Title	Years Primarily Responsible	Five Year Employment History
Sergey Kraytman Managing Director	Since 2022	Mr. Kraytman is a portfolio manager within the MAS Team. He joined the Investment Adviser as an Analyst in 1999.
David Hale, CFA Vice President	Since 2022	Mr. Hale is a portfolio manager within the MAS Team. He joined the Investment Adviser in 2009.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
The following replaces in its entirety the second paragraph under the “Investment Objectives and Policies” section of the SAI:
Each of the Funds seeks to achieve its objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser (the “Underlying Funds”). These Underlying Funds currently include: Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Tax‑Managed Equity Fund, Goldman Sachs U.S. Tax‑Managed Equity Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Energy Infrastructure Fund and Goldman Sachs Clean Energy Income Fund (the “Underlying Equity Funds”); and

Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, and Goldman Sachs Local Emerging Markets Debt Fund (the “Underlying Fixed Income Funds”). The Investment Adviser also implements a tactical view by investing a portion of each Fund’s assets in investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”). The value of the Underlying Funds’ investments and the net asset value of the shares of both the Underlying Funds and the Funds will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in a Fund may be worth more or less when redeemed than when purchased.
The “Tactical Tilt Overlay Fund” section under the “Investment Objectives and Policies” section of the SAI is deleted in its entirety.
The “Investments in the Wholly-Owned Subsidiary” section under the “Description of Investment Securities and Practices” section of the SAI is deleted in its entirety.
This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

TAGEDOPSSTK 01‑22